UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event reported): December 31, 1999

                      Restaurant Teams International, Inc.
             (Exact name of registrant as specified in its charter)


     State of Texas               001-13559                   75-2337102
(State of incorporation)     (Commission File No.)          (IRS Employer
                                                             Identification No.)


                          911 N.W. Loop 281, Suite 111
                              Longview, Texas 75604
               (Address of principal executive offices) (Zip code)

                                    No change
             (Former name of address, if changed since last report).

Item 4.  CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT.

At a meeting held on December 28, 1999, the Board of Directors of the Company approved the engagement of Hein & Associates, LLP, a regional firm which specializes in SEC work, as its independent auditors for the fiscal year ending December 31, 1999 to replace the firm of Ernst & Young LLP. The audit committee of the Board of Directors approved the change in auditors on the same date.

The change was made due to the delay in the pending Fatburger acquisition and Company's Board of Directors determination that it was no longer in the best interest of the shareholders to incur the higher costs of a big 5 firm.

The report of Ernst & Young LLP on the Company's financial statements for the past fiscal year did not contain an adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope, or accounting principles.

In connection with the audit of the Company's financial statements for the fiscal year ended December 31, 1998, and in the subsequent interim period, there were no disagreements with Ernst & Young LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope and procedures which, if not resolved to the satisfaction of Ernst & Young LLP would have caused Ernst & Young LLP to make reference to the matter in their report. In connection with the aforementioned audit, Ernst & Young LLP advised the Company that the internal controls necessary for the registrant to develop reliable financial statements did not exist. The management of the Company has taken aggressive steps to correct the matters brought to their attention by Ernst & Young LLP.

The Company has requested Ernst & Young LLP to furnish it a letter addressed to the Commission stating whether it agrees with the above statements. A copy of that letter, dated December 31, 1999 is filed as Exhibit 1 to this Form 8-K, as required by Item 304 (a) (3) of Regulation S-K.


ITEM 7.  FINANCIAL STATEMENT, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

    (a)  Financial Statements of Businesses Acquired.

         None

    (b)  Pro Forma Financial Information

         None

    (c)  Exhibits

         16.1 Letter re change in Certifying Accountant.

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          Restaurant Teams International, Inc.


Date: December 31, 1999                   By: /s/ Stanley L. Swanson
                                                 --------------------
                                                   Stanley L. Swanson
                                                   Chief Executive Officer
                                                   (Signature)

Date: December 31, 1999                   By: /s/ Curtis A. Swanson
                                                 ------------------
                                                   Curtis A. Swanson
                                                   Chief Financial Officer
                                                   (Signature)


                                INDEX TO EXHIBITS

   Exhibit No.                             Description
   -----------                             -----------

     16.1                        Letter re change in Certifying Accountant